UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 12, 2024, 5E Advanced Materials, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) where the following matters were voted upon and approved by the Company’s stockholders:

1.
An amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the “Common Stock”) from 180,000,000 to 360,000,000 (the “Charter Amendment Proposal”);
2.
The issuance of up to $35 million of the Company’s Common Stock at a price per share of $1.025 (the “Securities Offering”) to Ascend Global Investment Fund SPC for and on behalf of Strategic SP and 5ECAP LLC (the “New Investors”) and Bluescape Special Situations IV LLC (“Bluescape”) if it exercises its option to participate in the Securities Offering (the “Securities Offering Proposal”); and
3.
The issuance of additional shares of the Company’s Common Stock upon conversion of the Company’s outstanding senior secured convertible notes in connection and with an amendment to such convertible notes (the “Convertible Notes Proposal”).

As noted in the proxy statement for the Special Meeting, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

	FOR	AGAINST	ABSTAIN
1. Approval of the Charter Amendment Proposal	27,637,230	99,416	14,549

	FOR	AGAINST	ABSTAIN
2. Approval of the Securities Offering Proposal	26,703,415	61,054	19,425

	FOR	AGAINST	ABSTAIN
3. Approval of the Convertible Notes Proposal	26,719,756	54,393	9,745

Item 7.01 Regulation FD Disclosure.

On January 12, 2024, the Company issued a press release regarding the results of the Special Meeting (the “Special Meeting Press Release”), a copy of which is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information in this Form 8-K and the attached Special Meeting Press Release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in the Special Meeting Press Release and Form 8-K regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in the Special Meeting Press Release and this Form 8-K, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; our ability to successfully implement the out of court restructuring transaction; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Form 8-K and the attached Special Meeting Press Release may be subject to additional risks. No representation or warranty (express or implied) is made as to, and no reliance should be place on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this Special Meeting Press Release and this Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Special Meeting Press Release, dated January 12, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	January 16, 2024	By:	/s/ Susan Brennan
Susan Brennan President, Chief Executive Officer, and Director